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                                                                   EXHIBIT 99.10

                CONSENT OF SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN


  We hereby consent to the reference to our firm included in the prospectus filed as part of Registration Statement No. 33-87874.


                           SHEREFF, FRIEDMAN, HOFFMAN & GOODMAN, LLP



New York, New York
April 21, 1998